===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 18, 1996



                          AMERICAN EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    0-11871
                            (Commission File Number)


      DELAWARE                                             74-2086890
(State or Other Jurisdiction of                          (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

        1331 LAMAR, SUITE 900
           HOUSTON, TEXAS                                       77010
(Address of Principal Executive Offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 756-6000


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

===============================================================================

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

     As previously reported, in July 1996, the limited partners of the New York Life Oil and Gas Producing Properties Programs (the "NYLOG Programs"), a series of publicly registered limited partnerships of which a Company subsidiary is a co-general partner, approved the liquidation of the partnerships. On September 18, 1996, the co-general partners of the NYLOG Programs received bids from third parties and are negotiating to sell the properties owned by the NYLOG Programs and certain additional property interests which are held by American. American anticipates that the sales of these properties (the "1996 Sales") will be completed during the fourth quarter of 1996, with estimated net proceeds to the Company of $8.6 million.

     On September 27, 1996, the Company acquired from Zilkha Energy Company ("Zilkha") interests in two blocks in the Gulf of Mexico, High Island Block 116 and East Cameron Block 328, for a purchase price of $45 million, before considering certain interests which are expected to be sold to a third party for proceeds to the Company of approximately $6 million (the "Zilkha II Acquisition"). The acquisition was funded through borrowings under the Company's revolving bank credit agreement (the "Credit Agreement"). The acquired properties add estimated proved reserves as of the date of acquisition totaling 3.6 MMBbls of oil and 16.9 Bcf of natural gas. In August 1996, production from the acquired interests was approximately 700 Bbls of oil and 17,300 Mcf of gas per day.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements

     (a)  Financial Statements of Businesses Acquired

          Set forth on pages 4 through 8 are the audited statements of oil and gas revenues and direct lease operating expenses of the oil and gas property interests acquired in the Zilkha II Acquisition.

     (b)  Pro Forma Financial Information

     Set forth on pages 9 through 13 are the unaudited pro forma condensed consolidated financial statements (the "Pro Forma Statements") which give effect to (i) that portion of the purchase of investors' interests in a series of institutional investment programs (the "APPL Consolidation") that was completed in the first half of 1995 for a purchase price of approximately $9 million, (ii) the 1995 sales of interests in several other fields for aggregate proceeds of approximately $2.5 million (the "1995 Sales"), (iii) the sale of the Sawyer Field in July 1995 for proceeds of $64 million (the "Sawyer Sale"), (iv) the acquisition of interests in five blocks in the Gulf of Mexico in March 1996 for a purchase price of approximately $14 million (the "Zilkha I Acquisition"), (v) the Zilkha II Acquisition and (vi) the 1996 Sales. The Sawyer Sale, the 1995 Sales and the APPL Consolidation are sometimes collectively referred to in the Pro Forma Statements as the "1995 Transactions."

     The pro forma statements of operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 have been prepared assuming that each of the transactions described above was consummated as of January 1, 1995. The Pro Forma Statements do not include results from the High Island 116 well acquired in the Zilkha II Acquisition because the well did not produce during the applicable periods. The well commenced production in August 1996 at a net production rate of 300 Bbls of oil per day and 17,300 Mcf of natural gas per day. The pro forma balance sheet was prepared assuming that the Zilkha II Acquisition and the 1996 Sales were consummated as of June 30, 1996.

     The Pro Forma Statements are not necessarily indicative of the financial results which would have occurred had the Company completed each of the transactions described above as of January 1, 1995 or June 30, 1996, as the case may be. Furthermore, future results may vary significantly from the results reflected in the Pro Forma Statements due to changes in production levels, changes in market prices for oil and gas, future expenditures for acquisitions, development drilling and exploration and other factors. The Pro Forma Statements should be read in conjunction with the consolidated financial statements of the Company included in the Company's most recent annual report on Form 10-K and quarterly report on Form 10-Q.

(c)  Exhibits

     10(a) Purchase and Sale Agreement, dated September 27, 1996, between American Exploration Company, as Seller and Zilkha Energy Company, as Purchaser.

     10(b) Sixth Amendment to Note Purchase Agreement, dated as of September 12, 1996, by and among the Company and the parties named therein.

     10(c) Amendment No. 2 to Warrant Purchase Agreement, dated as of September 12, 1996.

     10(d) Amendment No. 5 to Amended and Restated Credit Agreement, dated as of September 26, 1996, among American Exploration Company, the banks listed therein and Morgan Guaranty Trust Company of New York, as agent, and Bank of Montreal, as co-agent.

     99 American Exploration Company News Release on the agreement to purchase two offshore blocks in the Gulf of Mexico from a private company.

                          INDEPENDENT AUDITORS' REPORT

The Sole Director
Zilkha Energy Company:

     We have audited the accompanying statement of oil and gas revenues and direct lease operating expenses attributable to certain oil and gas properties (the Zilkha II Properties) to be acquired by American Exploration Company for the year ended December 31, 1995. This statement of oil and gas revenues and direct lease operating expenses is the responsibility of Zilkha Energy Company's management. Our responsibility is to express an opinion on this statement of oil and gas revenues and direct lease operating expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenues and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenues and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of oil and gas revenues and direct lease operating expenses. We believe that our audit of the statement of oil and gas revenues and direct lease operating expenses provides a reasonable basis for our opinion.

     The accompanying statement was prepared as described in note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and is not intended to be a complete financial presentation.

     In our opinion, the accompanying statement of oil and gas revenues and direct lease operating expenses presents fairly, in all material respects, the oil and gas revenues and direct lease operating expenses of the Zilkha II Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Houston, Texas
September 26, 1996

                            THE ZILKHA II PROPERTIES

                     STATEMENTS OF OIL AND GAS REVENUES AND
                        DIRECT LEASE OPERATING EXPENSES
              FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
               JANUARY 1, 1996 THROUGH JUNE 30, 1996 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                    JANUARY 1,
                                                                        YEAR          1996
                                                                        ENDED        THROUGH
                                                                      DECEMBER 31,  JUNE 30,
                                                                        1995          1996
                                                                      ---------     ---------
                                                                                   (UNAUDITED)
Oil and gas revenues...............................................    $ 2,886       $ 1,538
Direct lease operating expenses....................................      1,265           545
                                                                       -------       -------
Oil and gas revenues in excess of direct lease operating
  expenses.........................................................    $ 1,621       $   993
                                                                       =======       =======

      See accompanying notes to the Statements of Oil and Gas Revenues and
                        Direct Lease Operating Expenses.

                            THE ZILKHA II PROPERTIES

                NOTES TO STATEMENTS OF OIL AND GAS REVENUES AND
                        DIRECT LEASE OPERATING EXPENSES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

     The accompanying statements present the oil and gas revenues and direct lease operating expenses of East Cameron 328 and High Island 116 (the Zilkha II Properties) to be acquired by American Exploration Company (the Company) from Zilkha Energy Company ("Zilkha"). The Zilkha II Properties are located in the Gulf of Mexico. High Island 116 did not begin producing until the third quarter of 1996, thus the statement of oil and gas revenues and direct lease operating expenses is comprised solely of the operations of East Cameron 328, which commenced production in March 1995.

     The statements of oil and gas revenues and direct lease operating expenses include only the oil and gas revenues and direct lease operating expenses attributable to the Zilkha II Properties to be acquired by the Company and are not intended to be a complete set of financial statements. Oil and gas revenues and direct lease operating expenses included herein are not necessarily representative of future operations.

     The accompanying statements of oil and gas revenues and direct lease operating expenses were derived from the historical accounting records. Direct lease operating expenses include payroll, lease and well repairs, maintenance and other direct operating expenses.

     In the opinion of management, the unaudited statement of oil and gas revenues and direct lease operating expenses for the period January 1, 1996 through June 30, 1996 includes all material adjustments, which consist only of normal recurring adjustments necessary for a fair presentation, and is not necessarily indicative of the results for the entire year.

  Omitted Historical Financial Information

     Full historical financial statements, including general and administrative expenses, interest expense and income tax expense, have not been presented historically because the above properties were not accounted for or operated as a separate division. Historical depletion expense has also not been included as the basis in the properties has been adjusted in the purchase price allocation; therefore, historical depletion will no longer be relevant.

  Gas Imbalances

     The sales method is used for accounting for gas imbalances. Under the sales method, gas revenues are recorded when received; no adjustment is made for any resulting imbalance position.

(2) CAPITAL EXPENDITURES (UNAUDITED)

     Development expenditures related to the Zilkha II Properties totaled approximately $4,478,000 and $2,367,000 for the year ended December 31, 1995 and the period January 1, 1996 through June 30, 1996, respectively.

(3) SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

  Oil and Gas Reserves

     The following table shows estimates of proved reserves, net of royalty interests, at December 31, 1995 to be acquired by the Company from Zilkha during September 1996. The information was compiled from reserve reports prepared by William M. Cobb & Associates, Inc., Independent Petroleum Engineering Consultants, as of January 1, 1996. Reserves for January 1, 1995 have been calculated by adjusting the January 1, 1996 amounts only for producing activities. Consequently, no revisions of previous estimates have been reflected. Management emphasizes that the volumes of reserves shown below are estimates, which, by their nature, are

                            THE ZILKHA II PROPERTIES

                NOTES TO STATEMENTS OF OIL AND GAS REVENUES AND
                 DIRECT LEASE OPERATING EXPENSES -- (CONTINUED)

subject to revision. The estimates are made using all available geological and reservoir data as well as production performance data. These estimates are reviewed semi-annually and revised, either upward or downward, as warranted by additional performance data. The properties are located offshore Texas and Louisiana.

  Estimated Quantities of Oil and Gas Reserves:

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1995
                                                             --------------------------
                                                                OIL              GAS
                                                               (BBL)            (MCF)
                                                             ---------         --------
        Proved reserves:
          Beginning of year...............................   3,696,551          741,355
          Production......................................    (164,119)        (194,342)
                                                             ---------         --------
          End of year.....................................   3,532,432          547,013
                                                             =========         ========
        Proved developed reserves:
          Beginning of year...............................          --               --
                                                             =========         ========
          End of year.....................................     290,272          222,798
                                                             =========         ========

  Discounted Future Net Cash Flows

     Estimates of future net cash flows from proved reserves were made in accordance with Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and Gas Producing Activities." The amounts are shown in the following table.

     Estimated future cash inflows are computed by applying year-end prices of oil and natural gas to year-end quantities of proved reserves. Future price changes are considered only to the extent provided by contractual arrangements. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions.

     Historical supplemental oil and gas reserve information does not include estimated future income tax expenses as such amounts are not relevant or indicative of future taxes to be incurred by the Company.

     Because of unpredictable variances in expenses and capital forecasts, crude oil and natural gas price changes, largely influenced and controlled by U.S. and foreign governmental actions, and the fact that the basis for such estimates vary significantly, management believes the usefulness of these projections is limited. Estimates of future net cash flows presented do not represent management's assessment of future profitability or future cash flow. Management's investment and operating decisions are based upon reserve estimates that include proved reserves, and upon different price and cost assumptions from those used here.

     It should be recognized that applying current costs and prices and a ten percent standard discount rate does not convey absolute value. The discounted amounts arrived at are only one measure of the value of proved reserves.

                            THE ZILKHA II PROPERTIES

                NOTES TO STATEMENTS OF OIL AND GAS REVENUES AND
                 DIRECT LEASE OPERATING EXPENSES -- (CONTINUED)

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS
RELATING TO PROVED OIL AND GAS RESERVES:

                                                                                  DECEMBER 31,
                                                                                      1995
                                                                                  ------------
                                                                                  (IN THOUSANDS)
Future cash flows................................................................   $ 58,496
Future development costs.........................................................    (14,550)
Future production costs..........................................................    (13,327)
                                                                                    --------
Future net cash inflows before income taxes......................................     30,619
10% discount factor..............................................................     (7,357)
                                                                                    --------
Standardized measure of discounted future net cash inflows, before income
  taxes..........................................................................   $ 23,262
                                                                                    ========

CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES:

                                                                                  DECEMBER 31,
                                                                                      1995
                                                                                  ------------
                                                                                  (IN THOUSANDS)
Standardized measure, beginning of year..........................................   $ 21,092
Changes in estimated future development cost.....................................      4,478
Sales, net of production costs...................................................     (1,621)
Accretion of discount............................................................      2,109
Changes in production rates (timing) and other...................................     (2,796)
                                                                                    --------
Standardized measure, end of year................................................   $ 23,262
                                                                                    ========

                 AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                                          PRO FORMA
                                                            HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                            --------     -----------     ---------
ASSETS
Current assets:
  Cash and temporary cash investments.....................  $  5,085                     $   5,085
  Accounts receivable.....................................    15,965                        15,965
  Assets held for sale....................................     8,635      $  (8,635)(a)         --
  Other current assets....................................     1,112                         1,112
                                                            --------       --------       --------
          Total current assets............................    30,797         (8,635)        22,162
Property, plant and equipment, net........................   158,391         39,250 (b)    197,641
Other assets..............................................     2,541                         2,541
                                                            --------       --------       --------
          Total assets....................................  $191,729      $  30,615      $ 222,344
                                                            ========       ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable........................................  $ 16,219                     $  16,219
  Payable to partnerships.................................     1,394                         1,394
  Accrued liabilities.....................................    19,955                        19,955
                                                            --------       --------       --------
          Total current liabilities.......................    37,568                        37,568
Long-term debt............................................    60,000      $  39,250 (c)     90,615
                                                                             (8,635)(d)
Other long-term liabilities...............................     5,018                         5,018
Stockholders' equity......................................    89,143                        89,143
                                                            --------       --------       --------
          Total liabilities and stockholders' equity......  $191,729      $  30,615      $ 222,344
                                                            ========       ========       ========

                 AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                       PRO FORMA ADJUSTMENTS
                                           --------------------------------------------
                                             ZILKHA I        ZILKHA II
                             HISTORICAL    ACQUISITION      ACQUISITION      1996 SALES      PRO FORMA
                             ----------    -----------      -----------      ----------      ----------
REVENUES:
  Oil and gas sales........   $ 33,173       $ 1,964 (e)      $ 1,538 (g)     $ (3,683)(i)    $32,992
  Other revenues, net......        683                                                            683
                               -------       -------          -------           ------        -------
         Total revenues....     33,856         1,964            1,538           (3,683)        33,675
                               -------       -------          -------           ------        -------
COSTS AND EXPENSES:
  Production and
    operating..............     10,196           109 (e)          545 (g)       (1,343)(i)      9,507
  Depreciation, depletion
    and amortization.......     13,473           728 (e)          629 (g)         (854)(i)     13,976
  General and
    administrative.........      3,183                                                          3,183
  Taxes other than
    income.................      2,616                                            (251)(i)      2,365
  Exploration..............      7,151                                                          7,151
                               -------       -------          -------           ------        -------
         Total costs and
           expenses........     36,619           837            1,174           (2,448)        36,182
                               -------       -------          -------           ------        -------
INCOME (LOSS) FROM
  OPERATIONS...............     (2,763)        1,127              364           (1,235)        (2,507)
Interest and other expense,
  net......................     (1,764)         (280)(f)       (1,570)(h)          345 (j)     (3,269)
                               -------       -------          -------           ------        -------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM.......     (4,527)          847           (1,206)            (890)        (5,776)
Preferred stock
  dividends................       (900)                                                          (900)
                               -------       -------          -------           ------        -------
INCOME (LOSS) TO COMMON
  STOCK BEFORE
  EXTRAORDINARY ITEM.......   $ (5,427)      $   847          $(1,206)        $   (890)       $(6,676)
                               =======       =======          =======           ======        =======
LOSS BEFORE EXTRAORDINARY
  ITEM PER COMMON SHARE:
  Primary and fully
    diluted................   $  (0.46)                                                       $ (0.57)
                               =======                                                        =======
NUMBER OF COMMON AND
  EQUIVALENT SHARES:
  Primary and fully
    diluted................     11,812                                                         11,812
                               =======                                                        =======

                 AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                          PRO FORMA ADJUSTMENTS
                                        ------------------------------------------------------------
                                            1995            ZILKHA I       ZILKHA II
                          HISTORICAL    TRANSACTIONS      ACQUISITION     ACQUISITION     1996 SALES     PRO FORMA
                          ----------    ------------      -----------     -----------     ----------     ---------
REVENUES:
  Oil and gas sales......  $ 70,768       $ (9,450)(k)      $ 7,513 (e)     $ 2,886 (g)    $ (6,479)(i)   $ 65,238
  Gain (loss) on sales of
    oil and gas
    properties...........    10,230        (10,643)(l)                                                        (413)
  Other revenues, net....       936            249 (k)                                                       1,185
                            -------        -------          -------         -------        --------       --------
        Total revenues...    81,934        (19,844)           7,513           2,886          (6,479)        66,010
                            -------        -------          -------         -------        --------       --------
COSTS AND EXPENSES:
  Production and
    operating............    24,515         (3,642)(k)          662 (e)       1,265 (g)      (3,423)(i)     19,377
  Depreciation, depletion
    and amortization.....    30,726         (2,853)(k)        3,506 (e)       1,376 (g)      (1,846)(i)     30,909
  General and
    administrative.......     7,472             56 (k)                                                       7,528
  Taxes other than
    income...............     5,760           (243)(k)                                         (561)(i)      4,956
  Exploration............     4,826                                                                          4,826
  Impairment.............     1,822                                                                          1,822
                            -------        -------          -------         -------        --------       --------
        Total costs and
          expenses.......    75,121         (6,682)           4,168           2,641          (5,830)        69,418
                            -------        -------          -------         -------        --------       --------
INCOME (LOSS) FROM
  OPERATIONS.............     6,813        (13,162)           3,345             245            (649)        (3,408)
Interest and other
  expense, net...........    (5,336)         3,013 (m)       (1,120)(f)      (3,140)(h)         691 (j)     (5,892)
                            -------        -------          -------         -------        --------       --------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM.....     1,477        (10,149)           2,225          (2,895)             42         (9,300)
Preferred stock
  dividends..............    (1,800)                                                                        (1,800)
                            -------        -------          -------         -------        --------       --------
INCOME (LOSS) TO COMMON
  STOCK BEFORE
  EXTRAORDINARY ITEM.....  $   (323)      $(10,149)         $ 2,225         $(2,895)       $     42       $(11,100)
                            =======        =======          =======         =======        ========       ========
LOSS BEFORE EXTRAORDINARY
  ITEM PER COMMON SHARE:
  Primary and fully
    diluted..............  $  (0.03)                                                                      $  (0.94)
                            =======                                                                       ========
NUMBER OF COMMON AND
  EQUIVALENT SHARES:
  Primary and fully
    diluted..............    11,812                                                                         11,812
                            =======                                                                       ========

                 AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

     The Pro Forma Condensed Consolidated Balance Sheet is presented as if the Zilkha II Acquisition and the 1996 Sales occurred as of June 30, 1996. The Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 are presented as if the 1995 Transactions, the Zilkha I Acquisition, the Zilkha II Acquisition, and the 1996 Sales were consummated as of January 1, 1995.

     The Zilkha II Acquisition, the Zilkha I Acquisition and the portion of the APPL Consolidation completed in 1995 have been accounted for in the Pro Forma Statements using the purchase method of accounting. The value of the interests acquired in the Zilkha II Acquisition and the Zilkha I Acquisition represents the cash consideration given to the seller. The total value of the acquired interests in the APPL Consolidation was determined based upon the fair value of the Common Stock and cash offered to the investors.

(2) PRO FORMA ADJUSTMENTS

  Balance Sheet

     (a) To eliminate the assets to be sold in the 1996 Sales.

     (b) To reflect the fair value of the oil and gas properties acquired by the Company in the Zilkha II Acquisition for a purchase price of $45 million, before considering certain interests which are expected to be sold to a third party for proceeds to the Company of approximately $6 million.

     (c) To reflect the borrowing of $45 million under the Credit Agreement to fund the Zilkha II Acquisition and the application of approximately $6 million of proceeds from the sale of interests to a third party to repay amounts outstanding under the Credit Agreement.

     (d) To reflect the application of the estimated net proceeds of $8.6 million from the 1996 Sales to repay amounts outstanding under the Credit Agreement.

  Income Statement

     (e) To reflect the results of operations for properties acquired in the Zilkha I Acquisition.

     (f) To adjust historical interest expense to reflect the $14 million increase in outstanding bank debt to fund the Zilkha I Acquisition assuming an annual interest rate of 8%, based on the Company's weighted average interest rate on its bank borrowings.

     (g) To reflect the results of operations for the properties acquired in the Zilkha II Acquisition.

     (h) To adjust historical interest expense to reflect the $45 million increase in outstanding bank debt to fund the Zilkha II Acquisition and the $6 million reduction in outstanding bank debt by the application of proceeds from the sale of interests to a third party, assuming an annual interest rate of 8%, based on the Company's weighted average interest rate on its bank borrowings.

     (i) To eliminate the results of operations related to the 1996 Sales.

     (j) To adjust historical interest expense to reflect the application of the estimated net proceeds of $8.6 million from the 1996 Sales to reduce outstanding bank debt assuming an annual interest rate of 8%, based on the Company's weighted average interest rate on its bank borrowings.

     (k) To reflect the impact of the 1995 Transactions on the Company's results of operations.

     (l) To eliminate the nonrecurring gain on the Sawyer Sale.

     (m) To adjust historical interest expense to reflect the repayment of $62.5 million of outstanding bank debt using the proceeds from the Sawyer Sale and assuming an annual interest rate of 8%, based on the Company's weighted average interest rate on its bank borrowings.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN EXPLORATION COMPANY



Date: September 27, 1996             By: /s/ CINDY L. GEROW
                                         ---------------------------------
                                         Cindy L. Gerow
                                         Vice President and Controller




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


                               INDEX TO EXHIBITS


     10(a) Purchase and Sale Agreement, dated September 27, 1996, between American Exploration Company, as Seller and Zilkha Energy Company, as Purchaser.

     10(b) Sixth Amendment to Note Purchase Agreement, dated as of September 12, 1996, by and among the Company and the parties named therein.

     10(c) Amendment No. 2 to Warrant Purchase Agreement, dated as of September 12, 1996.

     10(d) Amendment No. 5 to Amended and Restated Credit Agreement, dated as of September 26, 1996, among American Exploration Company, the banks listed therein and Morgan Guaranty Trust Company of New York, as agent, and Bank of Montreal, as co-agent.

     99 American Exploration Company News Release on the agreement to purchase two offshore blocks in the Gulf of Mexico from a private company.


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